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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2000
                                                         -----------------

                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


 Georgia                              01-14213                 58-2237359
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(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                     File Number)           Identification No.)
Incorporation)


3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                    30071
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    (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (770) 248-9600
                                                           --------------


                                      N/A
                            -----------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On October 11, 2000, Donny R. Jackson, President of The InterCept Group, Inc., announced his resignation from InterCept to accept the position of Chief Executive Officer of Netzee, Inc. Netzee issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 6.   Financial Statements, ProForma Financial Information and Exhibits

          (c)  Exhibits

Item No.       Exhibit List

99.1           Press release dated October 11, 2000 issued by Netzee, Inc.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE INTERCEPT GROUP, INC.


                                      By: /s/ Scott R. Meyerhoff
                                          ---------------------------
                                          Scott R. Meyerhoff
                                          Chief Financial Officer

Dated:  October 16, 2000

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                                 EXHIBIT LIST

Exhibit No.        Description
----------         -----------

99.1               Press release dated October 11, 2000 issued by Netzee, Inc.

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